EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of GOLDEN OPPPORTUNTIES CORP. (the Company ) for the year ended January 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael A. Zahorik, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, subject to the disclosure of deficiencies in the Company ’ s disclosure controls and procedures set forth in Item 9A of the Report:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 31, 2011	By:	/s/ Michael A. Zahorik
Michael A. Zahorik
Chief Executive Officer and Principal
Accounting Officer